UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2008
                                                            -----------

                               ESSA BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Pennsylvania                    001-33384              20-8023072
---------------------------    -----------------------     ----------
(State or Other Jurisdiction)   (Commission File No.)      (I.R.S. Employer
   of Incorporation)                                        Identification No.)


200 Palmer Street, Stroudsburg, Pennsylvania                18360
--------------------------------------------                -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (570) 421-0531
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 8, 2008, stockholders of ESSA Bancorp, Inc. (the "Company") approved the 2007 Equity Incentive Plan (the "Equity Plan").

     The purpose of the Equity Plan is to advance the interests of the Company and its stockholders through awards that provide employees and directors an additional personal stake in the Company's growth, development and financial success. The Equity Plan authorizes the issuance of up to 2,377,326 shares of Company common stock pursuant to grants of incentive and non-statutory stock options and restricted stock awards. No more than 679,236 shares may be issued as restricted stock awards.

     Employees and outside directors of, and service provides to, the Company or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employee directors may not be granted incentive stock awards. Non-employee directors may receive in the aggregate up to 30% of the shares reserved for issuance under the Equity Plan and an individual non-employee director may receive grants of up to 5% of the shares reserved for issuance under the Equity Plan.

Item 7.01 Regulation FD Disclosure.

     The Company issued a news release reporting on the results of its Annual Meeting of Stockholders held on May 8, 2008. A copy of the news release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired. Not applicable.

     (b) Pro Forma Financial Information. Not applicable.

     (c) Shell Company Transactions. Not applicable.

     (d) Exhibits.

                  Exhibit No.         Description
                  -----------         -----------
                     99.1             News release dated May 9, 2008 reporting
                                      on the results of the Company's Annual
                                      Meeting of Stockholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ESSA BANCORP, INC.


Date:  May 9, 2008             By:      /s/ Gary S. Olson
                                        ----------------------------------
                                        Gary S. Olson
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1 News release dated May 9, 2008 reporting on the results of the Company's Annual Meeting of Stockholders.